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                                                                    EXHIBIT 10.6
                             TRADEMARK ASSIGNMENT
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     This Assignment is made on this 30th day of September, 1998 by Owens-
Corning Fiberglas Technology, Inc., an Illinois corporation, having its principal place of business at 7734 West 59th Street, Summit, Illinois 60501
("OC Tech") and Owens Corning, a Delaware corporation, having its principal
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place of business at One Owens Corning Parkway, Toledo, Ohio 43659 ("Owens
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Corning" and together, with OC Tech, the "Transferors") in favor of Advanced
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Glassfiber Yarns, LLC, a Delaware limited liability company ("Assignee").
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     WHEREAS, pursuant to an LLC Interest Sale and Purchase Agreement, dated as of July 31, 1998 (the "SPA"), among Owens Corning, Assignee, and AGY Holdings,
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Inc. (as assignee of Glass Holdings Corp. under an assignment and assumption agreement dated as of September 30th, 1998), AGY Holdings, Inc. agreed to purchase from Seller a 51% membership interest ("Interest") in the Company;
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     WHEREAS, Transferors own all right, title and interest in and to the marks listed on the attached Schedule A (collectively "the Marks") related to the
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Business of the Company (as that term is defined in the SPA), the pending applications for federal and foreign registration and federal and foreign registrations therefor and the goodwill developed through the use of the Marks and the parties have agreed that the foregoing shall be transferred by the Transferors to the Company;

     WHEREAS, pursuant to an Asset Contribution Agreement dated as of July 1, 1998, and an Amended and Restated Asset Contribution Agreement dated as of July 31, 1998 (the "ACA"),
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Owens Corning has agreed to, and to cause its affiliates to, sell, assign, transfer, convey and deliver to the Company the Assets described therein and principally relating to the Business; and

     WHEREAS, pursuant to an Intellectual Property Sale Agreement dated as of July 1, 1998, (the "IPSA"), OC Tech sold, conveyed and transferred to Owens
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Corning, its assigns and successors, all of OC Tech's rights, title and interest in patents, trademarks and know-how relating to the Business; and

     WHEREAS, Owens Corning desires to transfer the Marks, any pending applications for federal and foreign registration and federal and foreign registrations therefor and the goodwill developed through the use of the Marks, including any and all such rights that it acquired pursuant to the IPSA, and to direct OC Tech to transfer to the Company any and all such rights that Owens Corning acquired pursuant to the IPSA; and

     WHEREAS, the Company is desirous of acquiring all of the rights, title, and interest in and to the Marks, any pending applications for federal and foreign registration and federal and foreign registrations therefor and the goodwill developed through the use of the Marks and is entitled to assignment and transfer of the foregoing; and

     WHEREAS, Assignee is also acquiring the entire portion of Owens Corning's business to which the Marks relate pursuant to the ACA.

     NOW, THEREFORE, for the sum of U.S. $1,000.00 (one thousand dollars) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Transferors hereby sell, assign, transfer and set over to Assignee, the entire right, title, and interest in and to the Marks, any pending applications for federal and foreign registration and federal and foreign registrations therefor and the goodwill of the business symbolized by the

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Marks. All rights and privileges, including the right to sue for and receive all damages from past infringements of the Marks, will be held and enjoyed by Assignee, its successors, assigns and other legal representatives.

     Signed this 30th day of September, 1998.

                                   OWENS-CORNING FIBERGLAS TECHNOLOGY INC.

                                   By:  /s/ Charles E. Dana
                                        -------------------
                                   Name:  Charles E. Dana
                                   Title: Representative

                                   OWENS CORNING

                                   By:  /s/ Charles E. Dana
                                        -------------------
                                   Name:  Charles E. Dana
                                   Title: Vice President

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